UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                             CURRENT REPORT PURSUANT
                          TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

         Date of report (Date of earliest event reported): July 5, 2006

                               AMIS HOLDINGS, INC.

             (Exact Name of Registrant as Specified in Its Charter)




         DELAWARE                       000-50397               51-0309588

(State or other jurisdiction of  (Commission File Number)      (IRS Employer
       incorporation)                                       Identification No.)



  2300 BUCKSKIN ROAD, POCATELLO, IDAHO                            83201
(Address of Principal Executive Offices)                        (Zip Code)

                                 (208) 233-4690

              (Registrant's Telephone Number, Including Area Code)

                                       N/A

          (Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 5.02. DEPARTURE OF DIRECTORS OR PRINCIPAL OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF PRINCIPAL OFFICERS


AMIS Holdings, Inc. (the "Company"), parent company of AMI Semiconductor, a leader in the design and manufacture of integrated mixed-signal solutions, today announced that on July 5, 2006, Walter Mattheus, Senior Vice President, Chief Operating Officer of the Company, notified the Company of his intention to retire, effective July 21, 2006.


ITEM 7.01 REGULATION FD DISCLOSURE


The Company hereby incorporates by reference the press release attached hereto as Exhibit 99.1.


                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                          AMIS HOLDINGS, INC.

Date:  July 10, 2006                      By:    /s/ David A. Henry
                                                 -------------------------------
                                          Name:  David A. Henry
                                          Title: Senior Vice President and Chief
                                                 Financial Officer